EXHIBIT 99.1
February 5, 2024
NEWS FOR IMMEDIATE RELEASE
CONTACT: ERIC J. DOSCH, CFO
985.375.0308

First Guaranty Bancshares, Inc. Announces Fourth Quarter 2023 Results

Hammond, Louisiana, February 5, 2024 – First Guaranty Bancshares, Inc. ("First Guaranty") (NASDAQ: FGBI), the holding company for First Guaranty Bank, announced its unaudited financial results for the quarter and year ending December 31, 2023.

2024!!!!!!! Happy New Year!!!!! We are happy to see 2023 in our rearview mirror. We survived the Silicon Valley adventure and now we have survived the Fed interest rate adventure. And we didn’t just survive, we made money. Our loan volume continued to be strong and continues to be strong. The loan volume grew year over year from $2,519,077,000 to $2,748,708,000. We have tightened down on our expenses and we have used this opportunity to clean our loan portfolio.

What does this mean? It means that we are completing our 90th year and we are completing it with new heights in capital, with new heights in assets. Assets grew year over year from $3,151,347,000 to $3,552,772,000. We are in new heights in loans and loan interest income.

We have taken everything that can be thrown at us and we have not only survived, we have continued to grow and we have continued to make money, not as much as we want to, but we continue to make money. So now, in 2024 we are ready to move forward. We are ready to make our 91st year a year of new heights for First Guaranty Bancshares, Inc. and for the shareholders of First Guaranty Bancshares, Inc.

Thank you for your continued support.

Sincerely,
Alton B. Lewis
President and CEO
First Guaranty, Bancshares, Inc.

About First Guaranty
First Guaranty Bancshares, Inc. is the holding company for First Guaranty Bank, a Louisiana state-chartered bank. Founded in 1934, First Guaranty Bank offers a wide range of financial services and focuses on building client relationships and providing exceptional customer service. First Guaranty Bank currently operates thirty-six locations throughout Louisiana, Texas, Kentucky and West Virginia. First Guaranty’s common stock trades on the NASDAQ under the symbol FGBI. For more information, visit www.fgb.net.
Certain statements contained herein are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks and uncertainties, as described in our SEC filings, including, but not limited to, those related to the real estate and economic environment, particularly in the market areas in which First Guaranty operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.First Guaranty wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. First Guaranty wishes to advise readers that the factors listed above could affect First Guaranty's financial performance and could cause First Guaranty's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. First Guaranty does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)	December 31, 2023	December 31, 2022
Assets
Cash and cash equivalents:
Cash and due from banks	$286,114	$82,796
Federal funds sold	341	423
Cash and cash equivalents	286,455	83,219

Investment securities:
Available for sale, at fair value	83,485	131,458
Held to maturity, at cost and net of allowance for credit losses of $80 and $0 (estimated fair value of $253,584 and $242,560 respectively)	320,638	320,068
Investment securities	404,123	451,526

Federal Home Loan Bank stock, at cost	13,390	6,528
Loans held for sale	—	—

Loans, net of unearned income	2,748,708	2,519,077
Less: allowance for credit losses	30,926	23,518
Net loans	2,717,782	2,495,559

Premises and equipment, net	69,792	58,206
Goodwill	12,900	12,900
Intangible assets, net	4,298	4,979
Other real estate, net	1,250	113
Accrued interest receivable	15,713	13,002
Other assets	27,069	25,315
Total Assets	$3,552,772	$3,151,347

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing demand	$442,755	$524,415
Interest-bearing demand	1,526,628	1,460,259
Savings	218,986	205,760
Time	820,725	533,358
Total deposits	3,009,094	2,723,792

Short-term advances from Federal Home Loan Bank	50,000	120,000
Short-term borrowings	10,000	20,000
Repurchase agreements	6,297	6,442
Accrued interest payable	11,807	4,289
Long-term advances from Federal Home Loan Bank	155,000	—
Senior long-term debt	39,099	21,927
Junior subordinated debentures	15,000	15,000
Other liabilities	6,844	4,906
Total Liabilities	3,303,141	2,916,356

Shareholders' Equity
Preferred stock, Series A - $1,000 par value - 100,000 shares authorized
Non-cumulative perpetual; 34,500 issued and outstanding	33,058	33,058
Common stock, $1 par value - 100,600,000 shares outstanding; 12,475,424 and 10,716,796 shares issued	12,475	10,717
Surplus	149,085	130,093
Retained earnings	67,972	76,351
Accumulated other comprehensive (loss) income	(12,959)	(15,228)
Total Shareholders' Equity	249,631	234,991
Total Liabilities and Shareholders' Equity	$3,552,772	$3,151,347
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
	Three Months Ended December 31,		Years Ended December 31,
(in thousands, except share data)	2023	2022	2023	2022
Interest Income:
Loans (including fees)	$45,294	$35,579	$167,140	$126,002
Deposits with other banks	2,549	400	6,268	1,324
Securities (including FHLB stock)	2,471	2,328	9,601	9,250
Total Interest Income	50,314	38,307	183,009	136,576

Interest Expense:
Demand deposits	16,056	10,016	60,243	21,419
Savings deposits	1,136	486	3,554	915
Time deposits	8,663	2,854	23,967	10,682
Borrowings	3,413	1,594	10,540	3,518
Total Interest Expense	29,268	14,950	98,304	36,534

Net Interest Income	21,046	23,357	84,705	100,042
Less: Provision for credit losses	2,225	758	3,714	3,656
Net Interest Income after Provision for Credit Losses	18,821	22,599	80,991	96,386

Noninterest Income:
Service charges, commissions and fees	940	796	3,401	3,160
ATM and debit card fees	793	815	3,242	3,406
Net (losses) gains on securities	—	—	—	(17)
Net gains on sale of loans	—	61	12	1,774
Other	839	830	3,922	2,686
Total Noninterest Income	2,572	2,502	10,577	11,009

Total Business Revenue, Net of Provision for Credit Losses	21,393	25,101	91,568	107,395

Noninterest Expense:
Salaries and employee benefits	10,057	9,453	40,422	36,699
Occupancy and equipment expense	2,485	2,184	9,027	8,932
Other	7,233	7,067	30,223	25,374
Total Noninterest Expense	19,775	18,704	79,672	71,005

Income Before Income Taxes	1,618	6,397	11,896	36,390
Less: Provision for income taxes	315	1,276	2,677	7,506
Net Income	1,303	5,121	9,219	28,884
Less: Preferred stock dividends	582	582	2,329	2,328
Net Income Available to Common Shareholders	$721	$4,539	$6,890	$26,556

Per Common Share:
Earnings	$0.06	$0.42	$0.62	$2.48
Cash dividends paid	$0.16	$0.16	$0.64	$0.64

Weighted Average Common Shares Outstanding	11,587,810	10,716,796	11,165,303	10,716,796
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Three Months Ended December 31, 2023			Three Months Ended December 31, 2022
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$192,007	$2,549	5.27%	$47,913	$400	3.31%
Securities (including FHLB stock)	415,691	2,471	2.36%	458,483	2,328	2.01%
Federal funds sold	324	—	—%	359	—	—%
Loans held for sale	—	—	—%	—	—	—%
Loans, net of unearned income (6)	2,696,928	45,294	6.66%	2,446,131	35,579	5.77%
Total interest-earning assets	3,304,950	$50,314	6.04%	2,952,886	$38,307	5.15%

Noninterest-earning assets:
Cash and due from banks	18,795			19,905
Premises and equipment, net	66,410			58,036
Other assets	26,943			32,618
Total Assets	$3,417,098			$3,063,445

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$1,419,494	$16,056	4.49%	$1,398,616	$10,016	2.84%
Savings deposits	217,507	1,136	2.07%	213,267	486	0.91%
Time deposits	804,590	8,663	4.27%	530,266	2,854	2.13%
Borrowings	250,850	3,413	5.40%	125,515	1,594	5.04%
Total interest-bearing liabilities	2,692,441	$29,268	4.31%	2,267,664	$14,950	2.62%

Noninterest-bearing liabilities:
Demand deposits	458,612			548,031
Other	23,769			13,361
Total Liabilities	3,174,822			2,829,056

Shareholders' equity	242,276			234,389
Total Liabilities and Shareholders' Equity	$3,417,098			$3,063,445
Net interest income		$21,046			$23,357

Net interest rate spread (1)			1.73%			2.53%
Net interest-earning assets (2)	$612,509			$685,222
Net interest margin (3), (4)			2.53%			3.14%

Average interest-earning assets to interest-bearing liabilities			122.75%			130.22%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 2.53% and 3.14% for the above periods ended December 31, 2023 and 2022 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended December 31, 2023 and 2022 respectively.
(5)Annualized.
(6)Includes loan fees of $1.7 million and $1.5 million for the three months ended December 31, 2023 and 2022 respectively. PPP loan fee income of $0 and $20,000 was recognized for the three months ended December 31, 2023 and 2022 respectively.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Years Ended December 31, 2023			Years Ended December 31, 2022
(in thousands except for %)	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Assets
Interest-earning assets:
Interest-earning deposits with banks	$125,417	$6,268	5.00%	$130,406	$1,324	1.02%
Securities (including FHLB stock)	415,504	9,601	2.31%	452,213	9,250	2.05%
Federal funds sold	374	—	—%	256	—	—%
Loans held for sale	—	—	—%	—	—	—%
Loans, net of unearned income (6)	2,607,074	167,140	6.41%	2,298,273	126,002	5.48%
Total interest-earning assets	3,148,369	$183,009	5.81%	2,881,148	$136,576	4.74%

Noninterest-earning assets:
Cash and due from banks	18,729			18,833
Premises and equipment, net	61,733			58,197
Other assets	27,514			29,509
Total Assets	$3,256,345			$2,987,687

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$1,448,597	$60,243	4.16%	$1,362,396	$21,419	1.57%
Savings deposits	213,025	3,554	1.67%	212,329	915	0.43%
Time deposits	669,661	23,967	3.58%	546,776	10,682	1.95%
Borrowings	187,019	10,540	5.64%	75,962	3,518	4.63%
Total interest-bearing liabilities	2,518,302	$98,304	3.90%	2,197,463	$36,534	1.66%

Noninterest-bearing liabilities:
Demand deposits	481,456			552,786
Other	18,672			9,669
Total Liabilities	3,018,430			2,759,918

Shareholders' equity	237,915			227,769
Total Liabilities and Shareholders' Equity	$3,256,345			$2,987,687
Net interest income		$84,705			$100,042

Net interest rate spread (1)			1.91%			3.08%
Net interest-earning assets (2)	$630,067			$683,685
Net interest margin (3), (4)			2.69%			3.47%

Average interest-earning assets to interest-bearing liabilities			125.02%			131.11%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 2.69% and 3.48% for the above periods ended December 31, 2023 and 2022 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended December 31, 2023 and 2022 respectively.
(5)Includes loan fees of $6.0 million and $7.8 million for the years ended December 31, 2023 and 2022 respectively. PPP loan fee income of $16,000 and $1.3 million was recognized for the years ended December 31, 2023 and 2022 respectively.

The following table summarizes the components of First Guaranty's loan portfolio as of December 31, 2023, September 30, 2023, June 30, 2023, and March 31, 2023:

	December 31, 2023		September 30, 2023		June 30, 2023		March 31, 2023
(in thousands except for %)	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category
Real Estate:
Construction & land development	$399,435	14.5%	$342,246	12.6%	$301,259	11.6%	$289,486	11.2%
Farmland	32,530	1.2%	31,361	1.1%	29,398	1.1%	23,065	0.9%
1- 4 Family	444,850	16.1%	419,045	15.5%	406,148	15.6%	385,984	14.9%
Multifamily	118,921	4.3%	121,206	4.5%	121,342	4.7%	120,620	4.7%
Non-farm non-residential	1,045,865	37.9%	1,052,750	38.9%	1,025,073	39.5%	1,027,199	39.8%
Total Real Estate	2,041,601	74.0%	1,966,608	72.6%	1,883,220	72.5%	1,846,354	71.5%
Non-Real Estate:
Agricultural	41,008	1.5%	47,949	1.8%	47,924	1.8%	40,351	1.6%
Commercial and industrial(1)	334,972	12.1%	354,836	13.1%	338,023	13.0%	344,332	13.3%
Commercial leases	285,415	10.4%	292,208	10.8%	282,161	10.9%	302,450	11.7%
Consumer and other	54,485	2.0%	46,068	1.7%	47,771	1.8%	49,157	1.9%
Total Non-Real Estate	715,880	26.0%	741,061	27.4%	715,879	27.5%	736,290	28.5%
Total loans before unearned income	2,757,481	100.0%	2,707,669	100.0%	2,599,099	100.0%	2,582,644	100.0%
Unearned income	(8,773)		(8,276)		(8,433)		(8,402)
Total loans net of unearned income	$2,748,708		$2,699,393		$2,590,666		$2,574,242
(1) Includes PPP loans fully guaranteed by the SBA of $2.8 million, $3.1 million, $5.4 million, and $5.7 million at December 31, 2023, September 30, 2023, June 30, 2023, and March 31, 2023, respectively.

The table below sets forth the amounts and categories of our nonperforming assets at the dates indicated

(in thousands)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Nonaccrual loans:
Real Estate:
Construction and land development	$530	$664	$518	$221
Farmland	836	874	867	677
1- 4 family	6,985	6,827	6,320	6,209
Multifamily	537	537	537	—
Non-farm non-residential	9,740	8,403	8,285	2,675
Total Real Estate	18,628	17,305	16,527	9,782
Non-Real Estate:
Agricultural	1,369	1,378	1,375	1,469
Commercial and industrial	1,581	2,827	2,167	1,026
Commercial leases	1,799	1,799	1,818	1,799
Consumer and other	1,810	2,246	2,016	1,593
Total Non-Real Estate	6,559	8,250	7,376	5,887
Total nonaccrual loans	25,187	25,555	23,903	15,669

Loans 90 days and greater delinquent & accruing:
Real Estate:
Construction and land development	—	182	182	190
Farmland	—	2,693	—	—
1- 4 family	124	593	295	—
Multifamily	—	—	—	—
Non-farm non-residential	14,711	956	—	1,641
Total Real Estate	14,835	4,424	477	1,831
Non-Real Estate:
Agricultural	57	61	61	—
Commercial and industrial	395	3,659	—	6,244
Commercial leases	—	—	—	—
Consumer and other	—	—	—	—
Total Non-Real Estate	452	3,720	61	6,244
Total loans 90 days and greater delinquent & accruing	15,287	8,144	538	8,075

Total non-performing loans	40,474	33,699	24,441	23,744

Real Estate Owned:
Real Estate Loans:
Construction and land development	251	251	251	—
Farmland	—	—	—	—
1- 4 family	309	194	248	113
Multifamily	—	—	—	—
Non-farm non-residential	690	690	774	774
Total Real Estate	1,250	1,135	1,273	887
Non-Real Estate Loans:
Agricultural	—	—	—	—
Commercial and industrial	—	—	—	—
Commercial leases	—	—	—	—
Consumer and other	—	—	—	—
Total Non-Real Estate	—	—	—	—
Total Real Estate Owned	1,250	1,135	1,273	887

Total non-performing assets	$41,724	$34,834	$25,714	$24,631

Non-performing assets to total loans	1.52%	1.29%	0.99%	0.96%
Non-performing assets to total assets	1.17%	1.02%	0.79%	0.76%
Non-performing loans to total loans	1.47%	1.25%	0.94%	0.92%
Nonaccrual loans to total loans	0.92%	0.95%	0.92%	0.61%
Allowance for credit losses to nonaccrual loans	122.79%	124.97%	133.29%	200.83%
Net loan charge-offs to average loans	0.17%	0.05%	0.04%	0.08%

Non-GAAP Financial Measures

Our accounting and reporting policies conform to accounting principles generally accepted in the United States, or GAAP, and the prevailing practices in the banking industry. However, we also evaluate our performance based on certain additional metrics. Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures.

Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total shareholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names.

The following table reconciles, as of the dates set forth below, shareholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	At December 31,
(in thousands except for share data and %)	2023	2022	2021	2020	2019
Tangible Common Equity
Total shareholders' equity	$249,631	$234,991	$223,889	$178,591	$166,035
Adjustments:
Preferred	33,058	33,058	33,058	—	—
Goodwill	12,900	12,900	12,900	12,900	12,942
Acquisition intangibles	3,658	4,355	5,051	5,815	6,527
Other intangibles	100	—	—	—	—
Tangible common equity	$199,915	$184,678	$172,880	$159,876	$146,566
Common shares outstanding	12,475,424	10,716,796	10,716,796	10,716,796	10,716,796
Book value per common share	$17.36	$18.84	$17.81	$16.66	$15.49
Tangible book value per common share	$16.03	$17.23	$16.13	$14.92	$13.68
Tangible Assets
Total Assets	$3,552,772	$3,151,347	$2,878,120	$2,473,078	$2,117,216
Adjustments:
Goodwill	12,900	12,900	12,900	12,900	12,942
Acquisition intangibles	3,658	4,355	5,051	5,815	6,527
Other intangibles	100	—	—	—	—
Tangible Assets	$3,536,114	$3,134,092	$2,860,169	$2,454,363	$2,097,747
Tangible common equity to tangible assets	5.65%	5.89%	6.04%	6.51%	6.99%